SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report                                                   August 27, 2002
(Date of earliest event reported)                                August 21, 2002


                               QCR Holdings, Inc.
                        (F/K/A QUAD CITY HOLDINGS, INC.)
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


        0-22208                                         42-1397595
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(Commission File Number)                 (I.R.S. Employer Identification Number)



3551 Seventh Street, Suite 204, Moline, Illinois                         61265
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    (Address of principal executive offices)                          (Zip Code)

                                 (309) 736-3580
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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

Items 1-7 and 9.

Not applicable.

Item 8.  Change in Fiscal Year.

On August 21, 2002, the Board of Directors of QCR Holdings, Inc. (the "Company") approved a change in the Company's fiscal year end from June 30th to December 31st. The Company will file a Form 10-K with the Securities and Exchange Commission for the transition period July 1, 2002 to December 31, 2002.



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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           QCR HOLDINGS, INC.

Dated:  August 27, 2002    By: /s/ Todd A. Gipple
                           -----------------------------------------------------
                           Todd A. Gipple
                           Executive Vice President and Chief Financial  Officer



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